UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2006
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 23, 2006, the Company’s Board of Directors, acting upon the recommendation of the Company’s Compensation Committee, exercised its discretion to approve a special cash bonus in the amount of $25,000 to Michael A. Cutler, Chief Financial Officer, in recognition of his leadership and efforts in fiscal year 2005 on the Company’s initiative to meet the requirements of Section 404 of the Sarbanes-Oxley Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)

Date: March 30, 2006	By:	/s/ Herbert Gareiss, Jr.

	Name:	Herbert Gareiss, Jr.
	Title:	President

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